PIMCO Funds

Supplement Dated August 15, 2008 to the

Strategic Markets Funds Prospectus for Institutional and Administrative Class Shares

dated July 31, 2008

PIMCO Real Return Asset Fund (the “Fund”)

Effective October 1, 2008, the advisory fee for the Fund, stated as a percentage of the average daily net assets of the Fund, will decrease from 0.35% to 0.30%.

Investors Should Retain This Supplement For Future Reference